UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of PayPal Holdings, Inc. (the “Company”) held on May 26, 2021 (the “Annual Meeting”), the stockholders:

1.

Elected the 11 director nominees named in the Company’s 2021 Proxy Statement to serve as directors until the Company’s 2022 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2.	Approved the advisory vote on the named executive officer compensation;

3.	Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2021;

4.	Did not approve the stockholder proposal titled “Stockholder Right to Act by Written Consent”; and

5.	Did not approve the stockholder proposal titled “Assessing Inclusion in the Workplace”.

Set forth below are the number of votes cast for or against, the number of abstentions, percentages for each and the number of broker non-votes with respect to each matter presented at the Annual Meeting.

Proposal 1: Election of Directors:

Director Nominees	Votes For	% For	Votes Against	% Against	Abstentions	% Abstentions	Broker Non-Votes
Rodney C. Adkins	812,355,160	93.83	51,076,728	5.89	2,285,657	0.26	111,992,934
Jonathan Christodoro	851,133,925	98.31	12,770,410	1.47	1,813,210	0.20	111,992,934
John J. Donahoe	843,491,172	97.43	19,072,625	2.20	3,153,748	0.36	111,992,934
David W. Dorman	835,097,083	96.46	28,332,051	3.27	2,288,411	0.26	111,992,934
Belinda J. Johnson	862,473,437	99.62	1,513,354	0.17	1,730,754	0.19	111,992,934
Gail J. McGovern	856,752,591	98.96	6,741,987	0.77	2,222,967	0.25	111,992,934
Deborah M. Messemer	862,460,743	99.62	1,527,895	0.17	1,728,907	0.19	111,992,934
David M. Moffett	853,947,332	98.64	9,969,343	1.15	1,800,870	0.20	111,992,934
Ann M. Sarnoff	862,433,649	99.62	1,545,250	0.17	1,738,646	0.20	111,992,934
Daniel H. Schulman	862,185,669	99.59	1,795,868	0.20	1,736,008	0.20	111,992,934
Frank D. Yeary	862,275,901	99.60	1,623,326	0.18	1,818,318	0.21	111,992,934

Each of the 11 nominees were elected to the Board, each to hold office until the Company’s 2022 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation:

Votes For:	767,702,233	88.67%
Votes Against:	94,877,691	10.95%
Abstentions:	3,137,621	0.36%
Broker Non-Votes:	111,992,934

The proposal was approved.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2021:

Votes For:	940,387,032	96.18%
Votes Against:	34,636,165	3.54%
Abstentions:	2,687,282	0.27%
Broker Non-Votes:	n/a

The appointment was ratified.

Proposal 4: Stockholder Proposal: Stockholder Right to Act by Written Consent:

Votes For:	377,315,143	43.58%
Votes Against:	485,894,169	56.12%
Abstentions:	2,508,233	0.28%
Broker Non-Votes:	111,992,934

The proposal was not approved.

Proposal 5: Stockholder Proposal: Assessing Inclusion in the Workplace:

Votes For:	101,314,258	11.70%
Votes Against:	750,437,498	86.68%
Abstentions:	13,965,789	1.61%
Broker Non-Votes:	111,992,934

The proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.

(Registrant)

Date: May 28, 2021	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary